Timberland Bancorp

Timberland Bancorp

NASDAQ: TSBK
Annual Shareholders Meeting
January 2025



DISCLAIMER

Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

TIMBERLAND BRANCH LOCATIONS



Timberland Branch Locations
Poulsbo
Silverdale
Gig Harbor
Ocean Shores
GRAYS HARBOR
Hoquiam
Aberdeen (2 branches)
Elma
Montesano
Tumwater
Winlock
Lacey (2 branches)
Toledo
Chehalis
Olympia (2 branches)
Yelm
Bethel Station (Spanaway)
Puyallup
Edgewood
Auburn
KING
PIERCE
THURSTON
LEWIS

EXECUTIVE MANAGEMENT

DEAN J. BRYDON
Chief Executive Officer
30 Years of Service at Timberland Bank
30 Years in the Industry

JONATHAN A. FISCHER
President, Chief Operating Officer & Secretary
27 Years of Service at Timberland Bank
29 Years in the Industry

MARCI A. BASICH
EVP, Chief Financial Officer
25 Years of Service at Timberland Bank
25 Years in the Industry

MATTHEW J. DEBORD
EVP, Chief Lending Officer
12 Years of Service at Timberland Bank
21 Years in the Industry

TODD W. VAN CISE
EVP, Chief Credit Officer
12 Years of Service at Timberland Bank
27 Years in the Industry

BREANNE D. ANTICH
EVP, Chief Technology Officer
17 Years of Service at Timberland Bank
23 Years in the Industry

Timberland Bancorp

FINANCIAL HIGHLIGHTS

NET INCOME $ in millions


$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$24.27
$27.58
$23.60
$27.12
$24.28
$6.86
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
1Q 2025

EARNINGS PER DILUTED SHARE


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.88
$3.27
$2.82
$3.29
$3.01
$0.86
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
1Q
2Q
3Q
4Q

RETURN ON ASSETS AND RETURN ON EQUITY

ROA



2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.75%
1.64%
1.27%
1.50%
1.28%
1.41%
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
1Q 2025

ROE



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.59%
13.98%
11.14%
12.01%
10.19%
11.03%
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
1Q 2025

BALANCE SHEET $ in millions


Total Assets
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,566
$1,792
$1,861
$1,840
$1,923
$1,909
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
12/31/2024

TOTAL CAPITAL $ in thousands


$275,000
$225,000
$175,000
$125,000
$75,000
$25,000
-$25,000
$187,630
$206,899
$218,569
$233,073
$245,413
$249,199
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
12/31/2024

CAPITAL STRENGTH


24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
21.34%
11.26%
22.17%
10.97%
19.45%
11.03%
19.38%
12.10%
19.39%
12.12%
19.95%
12.32%
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
12/31/2024
Total Risk Based
Tier 1 Leverage

BOOK VALUE AND TANGIBLE BOOK VALUE PER SHARE



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$22.58
$20.56
$24.76
$22.80
$26.58
$24.63
$28.76
$26.81
$30.83
$28.87
$31.33
$29.37
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
12/31/2024

See Non-GAAP Disclosure Slide for Additional Details on Tangible Book Value Per Share

DIVIDENDS PAID/DECLARED PER COMMON SHARE



(Calendar Year)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.80
$1.04
$0.98
$0.92
$0.97
$0.25
2020
2021
2022
2023
2024
2025 YTD
Regular
Special

DEPOSIT LEVELS $ in millions


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,358
$1,571
$1,632
$1,561
$1,648
$1,630
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
12/31/2024
Non-Interest Bearing Demand
NOW Checking
Money Market
Savings
Certificates of Deposit

DEPOSIT COMPOSITION

Timberland Bancorp

Total Deposits $1.63 Billion at December 31, 2024



25%
3%
7%
13%
19%
13%
20%
CDs Brokered
CDs >$250,000
CDs <$250,000
Money market
Savings
NOW checking
Non-interest-bearing demand

BORROWINGS $ in thousands


Total Borrowings
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$10,000
$5,000
$0
$35,000
$20,000
$20,000
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
12/31/2024

NET LOANS $ in millions



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,014
$887
$968
$927
$1,132
$1,302
$1,422
$1,412
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
12/31/2024
Net Loans (excl. SBA PPP)
SBA PPP Loans

DIVERSIFIED LOAN PORTFOLIO

Total Loans $1.41 billion at December 31, 2024


2%
3%
39%
12%
9%
15%
20%
Land
Consumer
Multi-Family
Commercial business
1-4 Family
Construction
CRE

CRE PORTFOLIO BREAKDOWN BY COLLATERAL

at December 31, 2024 ($ in thousands)

Collateral Type	Amount	% of Total Loan Portfolio	Avg. Balance Per Loan	Non-Accrual
Industrial warehouse	$126,435	8%	$1,228	$195
Medical/dental offices	$84,786	6%	$1,265	--
Office buildings	$67,600	4%	$768	--
Other retail buildings	$52,313	3%	$545	--
Mini-storage	$33,773	2%	$1,351	--
Hotel/motel	$32,367	2%	$2,697	--
Restaurants	$27,977	2%	$560	273
Gas stations/convenience stores	$24,881	2%	$1,037	--
Churches	$15,874	1%	$934	--
Nursing homes	$13,745	1%	$1,964	--
Mobile home parks	$10,694	1%	$465	--
Shopping centers	$10,648	1%	$1,774	--
Additional CRE	$95,961	6%	$706	$230
Total CRE	**$597,054**	**39%**	**$913**	**$698**

CONSTRUCTION LOANS

Total Construction Loans $221 million at December 31, 2024



7%
4%
11%
22%
56%
Land Development
Spec. 1-4 Family
Commercial
Multi-Family
Custom Construction/Owner-Builder

INTEREST EARNING CASH & INVESTMENTS

Interest Earning Cash & Investments: $386 million at December 31, 2024


2%
2%
36%
23%
37%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

ASSET QUALITY



Non-performing Assets/Total Assets
0.75%
0.65%
0.55%
0.45%
0.35%
0.25%
0.15%
0.05%
-0.05%
0.27%
0.18%
0.12%
0.09%
0.20%
0.16%
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
12/31/2024

NET CHARGE-OFFS (RECOVERIES) $ in thousands



$300
$250
$200
$150
$100
$50
$0
($50)
($100)
($24)
($55)
$36
$18
$54
$242
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025

NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands


$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.90%
3.25%
3.16%
3.95%
3.54%
3.64%
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
1Q 2025
Net Interest Income
Net Interest Margin

QUARTERLY NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
4.03%
3.99%
3.94%
3.85%
3.60%
3.48%
3.53%
3.58%
3.64%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
Net Interest Income
Net Interest Margin

NON-INTEREST INCOME $ in thousands


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$17,188
$17,161
$12,624
$11,140
$11,136
$2,697
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
1Q 2025

NON-INTEREST EXPENSE $ in thousands



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$34,063
$34,591
$38,626
$43,373
$43,746
$11,067
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
1Q2025

EFFICIENCY RATIO



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
50.04%
50.12%
56.42%
54.56%
58.09%
56.27%
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
1Q 2025

TSBK Versus Key Indices – 5 Year Return


TSBK-Total Return (Daily): 22.87%
KBW Nasdaq Bank Index Price Return-Index Value (Daily): 24.25%
NASDAQ Bank Price Return-Index Value (Daily): 17.32%
50.00
25.00
0.00
(25.00)
(50.00)
(75.00)
Total Return, Price Change (%)
Apr '20
Jul '20
Oct '20
Jan '21
Apr '21
Jul '21
Oct '21
Jan '22
Apr '22
Jul '22
Oct '22
Jan '23
Apr '23
Jul '23
Oct '23
Jan '24
Apr '24
Jul '24
Oct '24
Jan '25
24.25%
17.32%

Source: S&P Global Market Intelligence; Market data as of 1/22/2025

BRAND REFRESH


Timberland
Bank


Timberland Bank
DRIVE UP
ATM


Timberland Bank


Timberland
Bank


Timberland
Bank

Member Impact Grant – Federal Home Loan Bank of Des Moines

Housing

- Habitat for Humanity of Grays Harbor - $10,000
- Habitat for Humanity of South Puget Sound - $10,000
- WA Home Builders Foundation Build Strong Academy - $10,000
- NeighborWorks of Grays Harbor -$10,000
- Homestead Community - $10,000
- Homes First (Heroes for Housing) - $10,000
- New Phoebe House Association - $10,000

Rotary

- Rotary Club of Lacey - $10,000
- Rotary Club of Poulsbo-North Kitsap - $10,000
- Tacoma Rotary 8 Foundation -$10,000
- Rotary Club of Gig Harbor - $10,000
- Sumner Rotary Club Foundation - $10,000

Food Banks

- Coastal Harvest - $12,000
- Hoquiam Food Bank - $16,000
- Aberdeen Food Bank - $12,000
- Lewis County Seniors - $10,000
- East GH County Food Bank - $12,000
- Ocean Shores Food Bank - $12,000
- Winlock-Vader Food Bank - $12,000
- Montesano Food Bank - $12,000
- Coastal Community Action Program - $12,000
- Copalis Community Church Food Bank - $12,000
- South Kitsap Helpline - $10,000

Service

- Raise for Rowyn - $10,000
- Connections - A Center for Healthy Families - $10,000
- Disabled American Veterans Ch. 41 - $10,000
- Union Gospel Mission Association of Olympia - $10,000
- Permission to Start Dreaming Foundation - $10,000
- SafePlace - $10,000
- Family Promise of Grays Harbor- $10,000
- CAC of Lewis, Mason & Thurston Counties - $10,000
- 7th Street Kids - $10,000

Community

- YMCA of Grays Harbor - $10,000
- Summit Pacific Medical Foundation - $10,000
- Summit Pacific Medical Foundation - $320,000
- Back to School Marketplace - $10,000
- Boys & Girls Club of Thurston County - $10,000
- Big Brothers & Big Sisters of SW WA - $10,000
- GreenTrike - $10,000
- 7th Street Theatre - $10,000
- The Polson Museum - $10,000
- Lions Club of Aberdeen - $10,000
- YMCA South Sound - $10,000
- Grays Harbor Young Life - $10,000


Timberland Bank
FHLB
November 19, 2024
Washington Home Builders Foundation
$ 10,000.00
Ten thousand and 00/100
Helping plant your future.


Timberland Bank


Timberland Bank


Timberland Bank
FHLB
November 15, 2024
Connections
$ 10,000.00
Ten Thousand and no/100
Helping plant your future.


Timberland Bank
FHLB
Hoquiam Food Bank
$ 12,000.00
Twelve Thousand and no/100
Helping plant your future.


Timberland Bank
FHLB
Nov 7, 2024
Raise for Rowyn
$ 10,000.00
Ten thousand dollars & 00/100
Helping plant your future.


Timberland Bank


Timberland Bank

TECHNOLOGY UPDATE

ENGAGING CUSTOMERS

- Enhance Online Banking
- Improving our residential lending solution
- Added fraud detection tools
- Contactless debit cards – implementation completed

OPTIMIZE OPERATIONS

- Construction loan process improvement
- Digitization

NON-GAAP FINANCIAL MEASURES

- The Company reports its results in accordance with United States generally accepted account principles ("GAAP"). Timberland believes that certain non-GAAP measures provide investors with information useful in understanding the Company's financial performance; however, readers of this presentation are encouraged to review these non-GAAP measures in conjunction with GAAP results.

- Financial measures that exclude intangible assets are non-GAAP measures. To provide investors with a broader understanding of capital adequacy, Timberland provides non-GAAP financial measures for tangible common equity along with the GAAP measure. Tangible common equity is calculated as shareholders' equity less goodwill and core deposit intangible ("CDI"). In addition, tangible assets equals total assets less goodwill and CDI.

NON-GAAP FINANCIAL MEASURES

($ in thousands)	9/30/2020	9/30/2021	9/30/2022	9/30/2023	9/30/2024	12/31/2024
Shareholders equity	$ 187,630	$ 206,899	$ 218,569	$ 233,073	$ 245,413	$ 249,199
Less goodwill and CDI	(16,756)	(16,395)	(16,079)	(15,808)	(15,582)	(15,537)
Tangible common equity	$ 170,874	$ 190,504	$ 202,490	$ 217,265	$ 229,831	$ 233,662
Total assets	$ 1,565,978	$ 1,792,180	$ 1,860,508	$ 1,839,905	$ 1,923,475	$ 1,909,480
Less goodwill and CDI	(16,756)	(16,395)	(16,079)	(15,808)	(15,582)	(15,537)
Tangible assets	$ 1,549,222	$ 1,775,785	$ 1,844,429	$ 1,824,097	$ 1,907,893	$ 1,893,943

Timberland Bancorp

NASDAQ: TSBK

- Strong Core Earnings
- Well Capitalized
- Geographically Diversified
- Diversified Loan Portfolio
- Strong Core Deposit Levels
- Actively Supporting Its Communities

